EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of Summit Midstream Corporation (the “Registrant”) for the quarterly period ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Heath Deneke, as President, Chief Executive Officer and Director of the Registrant, and William J. Mault, as Executive Vice President and Chief Financial Officer of the Registrant, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Heath Deneke
Name:	Heath Deneke
Title:	President, Chief Executive Officer and Director (Principal Executive Officer)
Date:	November 12, 2024

/s/ William J. Mault
Name:	William J. Mault
Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Date:	November 12, 2024
EX 32.1